Exhibit 99.3

FOURTH AMENDED AND RESTATED

PLEDGE AGREEMENT

THIS FOURTH AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”) dated as of December 18, 2015, is by and among the parties identified as “Pledgors” on the signature pages attached hereto and such other parties as may from time to time become Pledgors hereunder (each a “Pledgor” and collectively the “Pledgors”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), for the ratable benefit of the Secured Parties (defined below) and amends and restates that certain Third Amended and Restated Pledge Agreement dated as of October 30, 2013 (as amended or otherwise modified prior to the date hereof, the “Existing Pledge Agreement”), among the Company (defined below), the pledgors from time to time party thereto, and Bank of America, N.A., as administrative agent, which amended and restated that certain Second Amended and Restated Pledge Agreement, dated as of August 2, 2011 among the Company, the pledgors from time to time party thereto, and Bank of America, N.A., as administrative agent, which amended and restated that certain Amended and Restated Pledge Agreement, dated as of June 12, 2006 among the Company, the pledgors from time to time party thereto, and Bank of America, N.A., as administrative agent, which amended and restated that certain Pledge Agreement, dated as of December 19, 2003, among the Company, the pledgors from time to time party thereto, and Bank of America, N.A., as administrative agent.

RECITALS:

A. Quanta Services, Inc., a Delaware corporation (the “Company”), the other Borrowers party thereto, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer have entered into that certain Fourth Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).

B. This Agreement is required under the terms of the Credit Agreement.

C. Each Pledgor will derive substantial direct and indirect benefit from the Credit Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein and not defined have the same meaning assigned to such terms in the Credit Agreement. As used in this Agreement:

“Collateral” is defined in Section 2.1.

“Collateral Proceeds” is defined in Section 2.1(f).

“Collateral Termination Date” means the first date on which no Loan or Credit Extension is outstanding under the Credit Agreement, the Commitments have been terminated, and no other Obligations under any Loan Document remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of the Credit Agreement).

“Event of Default” is defined in Section 6.1.

“Pledged Shares” is defined in Section 2.1(a).

“Secured Obligations” means, without duplication, (i) the Obligations, and (ii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations described in the foregoing clause (i), including, without limitation, reasonable attorneys’ fees and disbursements.

“Secured Parties” means, collectively, the Lenders, the Swap Banks, the Treasury Management Banks and any other holder of the Secured Obligations, and “Secured Party” means any one of them.

“UCC” means the Uniform Commercial Code.

“ULC Issuers” means each of Mears Canada Corp., a Nova Scotia unlimited company, H.C. Price Canada Company, a Nova Scotia unlimited company, and any other unlimited company that has issued any ULC Shares which may, from time to time, be pledged hereunder.

“ULC Shares” means Pledged Shares which consist of shares in the capital stock of, or any other equity interests in, any entity which is an unlimited company.

“unlimited company” means an unlimited company incorporated or otherwise existing under the Companies Act (Nova Scotia), an unlimited liability company incorporated or otherwise existing under the Business Corporations Act (British Columbia), an unlimited liability corporation incorporated or otherwise existing under the Business Corporations Act (Alberta), or any other similar entity formed or otherwise existing under the laws of any jurisdiction of Canada.

“Voting Stock” is defined in Section 2.1.

SECTION 2. Security Interest and Pledge.

2.1 Security Interest and Pledge. Subject to the terms of this Agreement and the Credit Agreement, and to secure the Secured Obligations, each Pledgor hereby pledges and, except in the case of any ULC Shares, assigns, grants, conveys and transfers to the Administrative Agent for the ratable benefit of the Secured Parties a continuing first priority security interest in, and a right of set-off against, any and all of such Pledgor’s rights, title and interest in, to and under the following property, whether now existing or owned, acquired or arising hereafter (collectively, the “Collateral”):

(a)	all of shares of Capital Stock in the Persons listed on the attached Schedule 2.1(a) and any other entities which hereafter become Subsidiaries of such Pledgor or any of its Subsidiaries in which such Pledgor has an ownership interest other than a Regulated Subsidiary, until such time as all approvals and/or consents required by Section 7.15 of the Credit Agreement with respect to such Regulated Subsidiary shall have been obtained (each an “Entity”), and the certificates or instruments, if any, representing such Capital Stock and all options and other rights, contractual or otherwise, with respect thereto (collectively, the “Pledged Shares”);

(b)	any other shares of Capital Stock hereafter pledged to the Administrative Agent pursuant to this Agreement;

(c)	all “investment property” as such term is defined in §9-102(a)(49) of the UCC with respect thereto;

(d)	any “security entitlement” as such term is defined in § 8-102(a)(l7) of the UCC with respect thereto;

(e)	all books and records relating to the foregoing; and

(f)	all Accessions and Proceeds (as each is defined in the UCC) of the foregoing, including, without limitation, all distributions (cash, stock, or otherwise), dividends, stock dividends, securities, cash, instruments, rights to subscribe, purchase, or sell, and other property, rights, and interest that such Pledgor is at any time entitled to receive or is otherwise distributed in respect of, or in exchange for, any or all of the Collateral, and without affecting the obligations of such Pledgor under any provision of the Credit Agreement, in the event of any consolidation or merger in which such Pledgor is not the surviving corporation, all shares of each class or Capital Stock of the successor entity formed by or resulting from such consolidation or merger (all of the foregoing described in this clause (f), the “Collateral Proceeds”);

provided, that in no event shall the Administrative Agent’s security interest encumber capital stock or membership interests of any Entity which is (i) a “controlled foreign corporation” (within the meaning of the Internal Revenue Code) representing more than sixty-five percent (65%) of the combined voting power of all classes of stock or membership interests entitled to vote (the “Voting Stock”) of any such entity, or (ii) Excluded Property.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Capital Stock to the Administrative Agent as collateral security for the Secured Obligations. Upon delivery to the Administrative Agent, such additional Capital Stock shall be deemed to be part of the Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2.1(a) is amended to refer to such additional Capital Stock.

2.2 Delivery of the Collateral. Each Pledgor hereby agrees that:

(a)	Delivery of Certificates. Each Pledgor shall deliver to the Administrative Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Collateral of a Pledgor. Prior to such delivery to the Administrative Agent, all such certificates and instruments constituting Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Schedule 2.2(a) attached hereto or in such other form as may be permitted by the applicable constitutional documents or bylaws of the applicable Entity and acceptable to counsel for the Administrative Agent.

(b)	Financing Statements. Each Pledgor that is a Domestic Subsidiary authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation “all assets” and/or “all personal property” collateral descriptions, and/or less specific than the description of the Collateral contained herein) disclosing the Administrative Agent’s security interest in the Collateral. Each such Pledgor agrees to execute and deliver to the Administrative Agent such financing statements and other filings as may be reasonably requested by the Administrative Agent in order to perfect and protect the security interest created hereby in the Collateral of such Pledgor.

SECTION 3. Representations and Warranties. Each Pledgor represents and warrants to the Administrative Agent for the benefit of the Secured Parties, that so long as any of the Secured Obligations remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of the Credit Agreement) and until all of the Revolving Commitments have been terminated:

3.1 Title. Such Pledgor owns or, with respect to Collateral acquired after the date hereof, such Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, except for the security interest granted hereunder and Permitted Liens. Such Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby (provided, however, any transfer of the Pledged Shares being subject to restrictions contained in the articles of association or other constitutional documents of the ULC Issuers), and there exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Collateral.

3.2 No Contravention. Neither the execution, delivery or performance by such Pledgor of this Agreement nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will (i) contravene any applicable provision of any Law or any order, writ, injunction or decree of any Governmental Authority or any arbitral award to which such Pledgor is a party; or (ii) conflict with or result in any breach of any material Contractual Obligation to which any Pledgor is a party or constitute a default under, or result in the creation of any Lien (other than pursuant to the Collateral Documents) upon any of the Property of any Pledgor.

3.3 First Priority Perfected Security Interest. This Agreement has been duly authorized, executed and delivered by such Pledgor. This Agreement creates a valid security interest in favor of the Administrative Agent for the benefit of the Secured Parties in the Collateral. The taking of possession by the Administrative Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Collateral will perfect and establish the first priority of the Administrative Agent’s security interest in the Pledged Shares consisting of certificated securities and, when properly perfected by filing or registration (if necessary for perfection), in all other Collateral represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 3.3 and except as may be required by applicable foreign laws affecting the pledge of Capital Stock of Foreign Subsidiaries, no action is necessary to perfect or otherwise protect such security interest.

3.4 Partnership and Membership Interests. Except as previously disclosed to the Administrative Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a “Security” or a “Financial Asset” (as each such term is defined in the UCC).

3.5 No Consent. No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the grant by such Pledgor of the Liens granted hereby or for the execution, delivery or performance of this Agreement by such Pledgor, other than (a) the filing of financing statements and the filing of an investment act notice in connection with the Capital Stock of any Entity organized in Canada, (b) such filings as may be necessary in connection with the Capital Stock of any company organized in a foreign jurisdiction other than Canada, (c) with respect to the assets or Capital Stock of any Subsidiary licensed by the Federal

Communications Commission or otherwise authorized to provide telecommunications services, the prior approval of the Federal Communications Commission may be required if the assets or Capital Stock are transferred through foreclosure or otherwise, (d) with respect to the assets or Capital Stock of any Regulated Subsidiary, certain state public utility commission approvals may be required if the assets or Capital Stock are transferred through foreclosure or otherwise, and (e) except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.

SECTION 4. Covenants. Each Pledgor covenants and agrees that so long as any of the Secured Obligations remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of the Credit Agreement) and until all of the Revolving Commitments have been terminated:

4.1 Encumbrances. Except as permitted by the Credit Agreement, each Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien on the Collateral except the Lien of the Administrative Agent hereunder and except for Permitted Liens, and shall warrant and defend title to and ownership of the Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein and defend such Pledgor’s rights in the Collateral and the Administrative Agent’s security interest in the Collateral against the claims of all persons and entities (other than any person or entity claiming by, through or under the Administrative Agent or any obligee of the Secured Obligations).

4.2 Sale of Collateral. No Pledgor shall sell, assign, or otherwise dispose of the Collateral or any part thereof except as permitted by the Credit Agreement.

4.3 Dividends.

(a)	For greater certainty, so long as no Event of Default shall have occurred and be continuing and subject to the terms of this Agreement, each Pledgor may receive and retain any and all dividends and distributions (other than stock dividends and other dividends and distributions constituting Collateral addressed hereinabove) or interest paid in respect of the Collateral to the extent they are allowed under the Credit Agreement. Nothing in this section restricts payment of dividends and other distributions to a Pledgor of ULC Shares either before or after an Event of Default occurs.

(b)	This section (b) will not apply to any dividends or distributions on ULC Shares. Upon the occurrence and during the continuance of an Event of Default:

(i)	all rights of a Pledgor to receive the dividends, distributions and interest payments that it would otherwise be authorized to receive and retain pursuant to paragraph (a) of this subsection shall cease and all such rights shall thereupon be vested in the Administrative Agent, which shall then have the sole right to receive and hold as Collateral such dividends, distributions and interest payments; and

(ii)	all dividends and interest payments that are received by a Pledgor contrary to the provisions of paragraph (i) of this subsection shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Collateral in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Secured Obligations.

(c)	Upon the occurrence and during the continuance of an Event of Default, all dividends and distributions that are received by a Pledgor on ULC Shares shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over or delivered by the Pledgor to the Administrative Agent as Collateral in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Secured Obligations.

4.4 Further Assurances. Subject to Section 7.17 hereof, at any time and from time to time, upon the request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Administrative Agent may deem reasonably necessary or desirable to (a) preserve and perfect its security interest in the Collateral; (b) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral of such Pledgor; and (c) carry out the provisions and purposes of this Agreement, including, without limitation, (i) the execution and filing of such financing statements as the Administrative Agent may require and (ii) except with respect to Collateral consisting of any ULC Shares, upon the occurrence and during the continuance of an Event of Default, if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Collateral of such Pledgor.

4.5 Inspection Rights. Upon reasonable notice from the Administrative Agent, each Pledgor shall permit the Administrative Agent and its representatives to examine, inspect, and copy such Pledgor’s books and records concerning ownership of the Collateral at any reasonable time during normal business hours and as often as the Administrative Agent may desire.

4.6 Books and Records. Each Pledgor shall mark its books and records (and shall cause the issuer of the Pledged Shares to mark its books and records) to reflect the security interest of the Administrative Agent for the benefit of the Secured Parties. For greater certainty, however, nothing in this Section 4.6 obligates or permits any Pledgor to mark any corporate records of any unlimited company to reflect any security interest.

4.7 Receipt after Default. If any Collateral is received by any Pledgor during the continuance of an Event of Default, such Pledgor shall pay over to the Administrative Agent all such Collateral on the day received, including the cash and checks endorsed by such Pledgor evidencing the Collateral. Such Pledgor shall not commingle the Collateral with any other funds, proceeds or monies of such Pledgor, and shall keep such proceeds separate and apart from any other funds, proceeds or monies of such Pledgor and shall hold the Collateral in trust for the Administrative Agent until same shall be paid over to the Administrative Agent as agreed to herein.

4.8 Pledge of Shares of Controlled Foreign Corporation.

(a)	In the event that the Collateral hereunder would, but for this Section 4.8(a), represent more than sixty-five percent (65%) of the Voting Stock of an Entity which is a controlled foreign corporation, then the number of shares of Voting Stock of such Entity in excess of such sixty-five percent (65%) automatically shall be released from the Lien of, and the terms and provisions of, this Agreement.

(b)	In the event that the Collateral hereunder represents less than sixty-five percent (65%) of the Voting Stock of any Entity which is a controlled foreign corporation (or, if less, 100% of the Voting Stock of such Entity owned by the Pledgor), then such Pledgor will promptly pledge additional capital stock sufficient to increase the number of shares pledged hereunder to such sixty-five percent (65%) (or, if less, 100% of the Voting Stock of such Entity owned by such Pledgor).

4.9 Amendments. Such Pledgor shall not make or consent to any amendment or other modification or waiver with respect to any of the Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Collateral of such Pledgor that is prohibited under the Credit Agreement or any other Loan Document.

4.10 Compliance with Securities Laws. Such Pledgor shall file all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with such Pledgor’s ownership of the Collateral of such Pledgor.

4.11 Issuance or Acquisition of Capital Stock. Such Pledgor shall not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably request for the purpose of perfecting its security interest therein, issue or acquire any Capital Stock constituting Collateral consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset (as each is defined in the UCC).

SECTION 5. Rights of the Administrative Agent and Pledgor.

5.1 Power of Attorney. Each Pledgor hereby irrevocably and with the power of substitution constitutes and appoints the Administrative Agent on behalf of the Secured Parties and any officer or agent thereof, with full power of substitution (in the case of a Pledgor of ULC Shares, from and after an Event of Default and notice thereof provided by the Administrative Agent to such Pledgor), as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of each Pledgor or in its own name, from time to time in the Administrative Agent’s discretion during the continuance of an Event of Default and prior to the Collateral Termination Date, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right on behalf of the Pledgors and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default (but, in the case of ULC Shares, after notice thereof provided by the Administrative Agent to the Pledgor thereof) and to the extent permitted by applicable Laws, without further notice to or the consent of the Pledgors:

(a)	to demand, sue for, collect, or receive in the name of each Pledgor or, except with respect to the ULC Issuers, in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

(b)	to pay or discharge taxes, liens, security interests, or other encumbrances (other than Permitted Liens) levied or placed on or threatened against the Collateral;

(c)

(i) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against any Pledgor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (viii) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Secured Obligations; (ix) except with respect to the ULC Shares, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent’s security interest; (x) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein; and (xi) except with respect to the ULC Issuers, to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to Section 6.2 hereof.

This power of attorney is a power coupled with an interest and shall be irrevocable. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or Law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions constituting or resulting from its willful misconduct or gross negligence. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

5.2 Voting Rights. Until written notice shall be given to the Pledgors in accordance with Section 6.2(d) that the Administrative Agent has exercised its rights under Section 6.2(d) to vote the Collateral (provided, however, if the Administrative Agent is prevented from providing such notice as a result of Section 362 of the United States Bankruptcy Code or similar Law the Pledgors shall be entitled to exercise such rights so long as no Event of Default shall have occurred and be continuing), a Pledgor shall be entitled to exercise any and all voting and other rights relating or pertaining to the Collateral or any part thereof and the Administrative Agent shall execute and deliver (or cause to be executed and delivered) to such Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this sentence; provided, however, that for greater certainty, notwithstanding anything herein to the contrary, the Administrative Agent shall have no rights to vote any Collateral consisting of any ULC Shares.

5.3 Collateral Proceeds. Until written notice shall be given to the Pledgors in accordance with Section 6.2(d) that the Administrative Agent has exercised its rights under Section 6.2(d) to vote the Collateral, each Pledgor shall be entitled to receive and collect for its own use all Collateral Proceeds; provided, however, that for greater certainty, notwithstanding anything herein to the contrary, the Administrative Agent shall have no rights to vote any Collateral consisting of the Capital Stock of any Issuer.

5.4 Performance by the Administrative Agent of the Pledgors’ Obligations. If an Event of Default has occurred and is continuing or if a Pledgor fails to perform or comply with any of its agreements contained herein, the Administrative Agent may perform or cause performance of or compliance with such agreement and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof. All such expenses of the Administrative Agent so expended, together with interest thereon at the rate of interest provided in the Credit Agreement, shall be payable by the Pledgors on a joint and several basis to the Administrative Agent on demand and shall constitute Secured Obligations secured by this Agreement.

5.5 The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by the Administrative Agent hereunder, the Administrative Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Administrative Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Administrative Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Administrative Agent in complying with any such request by Pledgor, and no refusal by the Administrative Agent to comply with any such request by Pledgor, shall of itself be deemed to be a failure to exercise reasonable care.

SECTION 6. Events of Default and Remedies.

6.1 Events of Default. The Pledgors shall be in default under this Agreement upon the occurrence of and during the continuation of any of the events or conditions defined as Events of Default in the Credit Agreement (an “Event of Default”).

6.2 Rights and Remedies. Prior to the Collateral Termination Date, upon the occurrence of an Event of Default and so long as the same shall be continuing, and, in the case of a Pledgor of ULC Shares, upon written notice by the Administrative Agent to the Pledgors or the Pledgors’ representative, the Administrative Agent shall have the following rights and remedies to the extent not prohibited by applicable Laws:

(a)

Subject to Section 7.17 hereof but otherwise in addition to all other rights and remedies granted to the Administrative Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured

Obligations, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC (or other applicable personal property legislation) of the jurisdiction applicable to the affected Collateral. Without limiting the generality of the foregoing, the Administrative Agent may (i) without demand or notice to the Pledgors, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery without assumption of any credit risk, and/or (iii) bid and become a purchaser at any such sale free of any right or equity of redemption in any of the Pledgors, which right or equity is hereby expressly waived and released by all of the Pledgors. Upon the request of the Administrative Agent, any of the Pledgors shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to such Pledgor and the Administrative Agent. Each of the Pledgors agrees that the Administrative Agent shall not be obligated to give more than ten (10) days’ prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Each of the Pledgors shall be liable, jointly and severally, for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys’ fees and other reasonable expenses incurred by the Administrative Agent in connection with the collection of the Secured Obligations and the enforcement of the Administrative Agent’s rights under this Agreement, in each case during the continuance of an Event of Default, all of which expenses and fees shall constitute additional Secured Obligations secured by this Agreement. The Administrative Agent may apply the Collateral against the Secured Obligations then due and payable in such order and manner as it shall elect in its sole discretion. Each of the Pledgors shall remain liable for any deficiency (subject to Section 7.16 hereof) together with interest thereon at the Default Rate if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Secured Obligations. Each of the Pledgors waives all rights of marshaling in respect of the Collateral.

(b)	Except with respect to any Collateral consisting of ULC Shares, the Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent’s nominee or nominees (in each case as pledgee hereunder).

(c)	Except with respect to any Collateral consisting of ULC Shares, the Administrative Agent shall be entitled to receive all dividends and cash distributions payable in respect of the Collateral. Except with respect to any Collateral consisting of ULC Shares, Pledgor shall execute notice letters, in form and substance satisfactory to the Administrative Agent (as and when requested by the Administrative Agent), notifying each applicable Entity of the fact of this Agreement and directing each such Entity to make payment directly to the Administrative Agent of all of the distributions which are due and owing to Pledgor by such Entity, and directing each such Entity to accompany each transmission of such distributions to the Administrative Agent with a report in such form as the Administrative Agent may reasonably require in order to identify (i) the type of distribution being made, and (ii) the calculations made by such Entity to determine the amount of the distribution distributed to the Administrative Agent.

(d)	The Administrative Agent shall have the right, but shall not be obligated, to exercise or cause to be exercised all voting rights and powers in respect of the Collateral, and Pledgor shall deliver to the Administrative Agent, if requested by the Administrative Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Administrative Agent; provided, however, that for greater certainty, notwithstanding anything herein to the contrary, the Administrative Agent shall have no rights to vote any Collateral consisting of the Capital Stock of any ULC Issuer.

Because of applicable securities Laws, including without limitation, the Securities Act of 1933, as amended, and other applicable state securities Laws, there may be legal restrictions or limitations affecting attempts of the Administrative Agent to dispose of the Collateral in the enforcement of its rights and remedies hereunder, the Administrative Agent is hereby authorized by the Pledgors, but not obligated, upon the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable Law, to sell all or any part of the Collateral at private sale, subject to investment letters or in any other manner which will not require the Collateral or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable securities Law or regulation. The Pledgors specifically agree that under these circumstances, such a sale is a commercially reasonable method of disposition of the Collateral. The Administrative Agent is also hereby authorized by the Pledgors, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do such other things as the Administrative Agent may deem appropriate in the event of such a sale or disposition of any of the Collateral. The Pledgors acknowledge that the Administrative Agent may, in its reasonable discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if the same were registered and sold in the open market, the Pledgors agree that such private sale shall constitute a commercially reasonable method of disposing of the Collateral in view of the time, expense, and potential liability to the parties of such transactions of registration of the Collateral in accordance with applicable securities Laws.

6.3 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement, and subject to the limitations set forth therein.

SECTION 7. Miscellaneous.

7.1 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. To the fullest extent permitted by applicable Laws, the rights, powers, privileges and remedies provided for in this Agreement are cumulative and not exclusive of any rights, powers, privileges and remedies provided by Law. Except in the case of ULC Shares, the Administrative Agent may exercise any right, power, privilege or remedy under this Agreement or under applicable Law against any Pledgor without enforcing any rights, powers, privileges or remedies against any other Pledgor under this Agreement or otherwise. Each of the Pledgors expressly waives any rights or requirements that the Administrative Agent or any Lender first enforce any right, power, privilege or remedy against the Company, any other Pledgor (except in the case of ULC Shares pledged by that Pledgor) or any other Collateral for the Secured Obligations.

7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Pledgor and the Administrative Agent for the benefit of the Secured Parties and their respective successors, and assigns, except that none of the Pledgors may assign any of its rights or obligations under this Agreement without the prior written consent of the Required Lenders under the Credit Agreement except to the extent permitted by the Credit Agreement. To the fullest extent permitted by Law, each Pledgor hereby releases the Administrative Agent and each holder of the Secured Obligations, and their respective successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, employees or agents.

7.3 Notices. All notices required or permitted to be given under this Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

7.4 Governing Law; Submission to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PLEDGOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PLEDGOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

7.5 Waiver of Right to Trial by Jury.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

7.8 Amendments and Waivers. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11 Construction. The Pledgors and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Pledgors and the Administrative Agent.

7.12 Secured Obligations Absolute. The obligations of the Pledgors under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any exercise or failure to exercise any right remedy, power, or privilege in respect of the Secured Obligations.

7.13 Termination. On the Collateral Termination Date, the Liens created hereby shall terminate, and the Administrative Agent, at the request and expense of each Pledgor, forthwith will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of the Liens created hereby and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty), such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied pursuant to this Agreement or the Credit Agreement. Upon such release and redelivery, this Agreement shall terminate.

7.14 ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.

7.15 Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by Property other than the Collateral or by a guarantee, endorsement or property of any other Person in favor of the Administrative Agent on behalf of the Secured Parties, then the Administrative Agent shall have the right to proceed against such other Property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

7.16 Joint and Several Obligations of Pledgors.

(a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

(b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state Law.

(d) Each of the Pledgors agree, among themselves, that the provisions of Sections 4.06 and 4.08 of the Credit Agreement apply to any liabilities hereunder.

7.17 Companies Act (Nova Scotia). Notwithstanding anything else contained in this Agreement or any other document or agreement among all or some of the parties hereto, each Pledgor of ULC Shares is the sole registered and beneficial owner of all its respective Collateral which is comprised of ULC Shares and will remain so until such time as such ULC Shares are effectively transferred into the name of the Administrative Agent, any of the Lenders, or any nominee of the foregoing or any other person on the books and records of the relevant ULC Issuer. Accordingly each such Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Collateral (except insofar as such Pledgor has granted a security interest therein and is required to deliver such Collateral in accordance with Section 4.3 hereof) and shall have the right to vote such Collateral and to control the direction, management and policies of the ULC Issuers to the same extent as the Pledgor would if such Collateral were not pledged to the Administrative Agent (for its own benefit and for the benefit of the Lenders, or otherwise) pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this

Agreement or any other document or agreement among all or some of the parties hereto shall, constitute the Administrative Agent, any of the Lenders or any Person other than the applicable Pledgors, a member of the ULC Issuers for the purposes of the Companies Act until such time as notice is given to the applicable Pledgors and further steps are taken thereunder so as to register the Administrative Agent, any of the Lenders or any nominee of the foregoing as holder of shares of the ULC Issuers. To the extent any provision hereof would have the effect of constituting the Administrative Agent or any of the Lenders as a member of the ULC Issuers prior to such time, such provision shall be severed herefrom and ineffective with respect to Collateral which are shares of the ULC Issuers without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral which is not shares of the ULC Issuers. Except upon the exercise of rights to sell or otherwise dispose of Collateral which is ULC Shares following the occurrence and during the continuance of an Event of Default, the Pledgors shall not cause or permit, or enable any unlimited company in which it holds ULC Shares to cause or permit, the Administrative Agent or any other Lender to: (a) be registered as a shareholder or member of such unlimited company; (b) have any notation entered in its favor in the share register of such unlimited company; (c) be held out as a shareholder or member of such unlimited company; (d) receive, directly or indirectly, any dividends, property or other distributions from such unlimited company by reason of Administrative Agent or any other Lender holding a security interest in such unlimited company; or (e) act as a shareholder or member of such unlimited company, or exercise any rights of a shareholder or member including the right to attend a meeting of, or to vote the shares of, such unlimited company.

[Signatures on immediately following page.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

PLEDGORS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE V (US), LLP, a Delaware limited liability partnership

By: QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

1 DIAMOND, LLC
AMERICAN INTERNATIONAL MARITIME LOGISTICS, LLC
ARNETT & BURGESS PIPELINERS (ROCKIES) LLC
BRENT WOODWARD, INC.
BRINK CONSTRUCTORS, INC.
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
ENERGY CONSTRUCTION SERVICES, INC.
FIVE POINTS CONSTRUCTION CO.
HARGRAVE POWER, INC.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
INLINE DEVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
J.C.R. CONSTRUCTION CO., INC.
JET TANK SERVICE, LLC
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC

Quanta Services, Inc.

Fourth Amended and Restated Pledge Agreement

MANUEL BROS., INC.
MEARS CONSTRUCTION, LLC
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
MERCER SOFTWARE SOLUTIONS, LLC
MICROLINE TECHNOLOGY CORPORATION
M. J. ELECTRIC, LLC
NORTH SKY ENGINEERING, INC.
NORTHSTAR ENERGY SERVICES, INC.
NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
PHOENIX POWER GROUP, INC.
POTELCO, INC.
POWERSTREAM, LLC
PRICE GREGORY CONSTRUCTION, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
PWR FINANCIAL COMPANY
PWR NETWORK, LLC
QPS ENGINEERING, LLC
QSI FINANCE I (US), INC.
QSI, INC.
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA DELAWARE, INC.
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGY SERVICES, LLCQUANTA FIELD SERVICES, LLC
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA HOLDINGS 1 GP, LLC
QUANTA INTERNATIONAL SERVICES, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC. QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA-POTELCO ELECTRICAL UTILITIES, LLC
QUANTA POWER GENERATION, INC.
QUANTA POWER, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA TECHNOLOGY, LLC
QUANTA UTILITY INSTALLATION COMPANY, INC.

Quanta Services, Inc.

Fourth Amended and Restated Pledge Agreement

REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
T. G. MERCER CONSULTING SERVICES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
TOTAL QUALITY MANAGEMENT SERVICES, LLC
UNDERGROUND CONSTRUCTION CO., INC.
UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES, INC.
VCS SUB, INC.
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

Quanta Services, Inc.

Fourth Amended and Restated Pledge Agreement

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

Quanta Services, Inc.

Fourth Amended and Restated Pledge Agreement

THE ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Vice President

Quanta Services, Inc.

Fourth Amended and Restated Pledge Agreement

Schedule 2.1(a)

SUBSIDIARIES

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

1 Diamond, LLC	Quanta Energy Services, LLC	N/A	Delaware	N/A	100%

Allteck Line Contractors Inc.	QSI Finance V (US), LLP	6C=65 7C=35 (unpledged) 6P=315 (non-voting) 7P=170 (non-voting)	British Columbia	C-100 P-485	100%

American International Maritime Logistics, LLC	Quanta Energy Services, LLC	N/A	Texas	N/A	100%

Arnett & Burgess Pipeliners (Rockies) LLC	Quanta Energy Services, LLC	N/A	Delaware	N/A	100%

Brent Woodward, Inc.	Potelco, Inc.	2	Oregon	100	100%

Brink Constructors, Inc.	Quanta Electric Power Services, LLC	9	South Dakota	60,000	100%

CAN-FER Utility Services, LLC	Mejia Personnel Services, Inc.	N/A	Delaware	N/A	100%

Conam Construction Co.	Price Gregory Services, LLC	7	Texas	1,000	100%

Conti Communications, Inc. (f/k/a Quanta Wireless Solutions, Inc.)	Quanta Services, Inc.	1	Delaware	1,000	100%

Croce Electric Company, Inc.	Quanta Electric Power Services, LLC	3	Delaware	1,000	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

Crux Subsurface, Inc.	Quanta Electric Power Services, LLC	2	Delaware	1,000	100%

Dacon Corporation	Dashiell Corporation	1	Delaware	1,000	100%

Dashiell Corporation	InfraSource Transmission Services Company	1	Delaware	1,000	100%

DiFazio North Constructors, Inc.	Phoenix Power Group, Inc.	AC-3=65 AC-4=35 (unpledged)	British Columbia	100	100%

Digco Utility Construction, L.P.	Quanta Holdings 1 GP, LLC	N/A	Delaware	N/A	99.9%
	Mejia Personnel Services, Inc.	N/A	Delaware	N/A	0.1%

EHV Power ULC	InfraSource Underground Services Canada, Inc.	C1=2,767,333 C2=1,383,677 (unpledged)	British Columbia	4,151,010	100%

Energy Construction Services, Inc.	Quanta Electric Power Services, LLC	2	Delaware	1,000	100%

Five Points Construction Co.	Quanta Energy Services, LLC	38	Texas	4,093	100%

Hargrave Power, Inc. (f/k/a Quanta Utility Services-Gulf States, Inc.)	Quanta Electric Power Services, LLC	3	Delaware	1,000	100%

H. C. Price Canada Company	Price Gregory International, Inc.	5=65 6=35 (unpledged)	Nova Scotia	100	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

H. L. Chapman Pipeline Construction, Inc.	Quanta Energy Services, LLC	3	Delaware	1,000	100%

InfraSource Construction, LLC	InfraSource, LLC	N/A	Delaware	N/A	100%

InfraSource Field Services, LLC	InfraSource, LLC	N/A	Delaware	N/A	100%

InfraSource Installation, LLC	InfraSource, LLC	N/A	Delaware	N/A	100%

InfraSource, LLC	Quanta Energy Services, LLC	N/A	Delaware	N/A	100%

InfraSource Services, LLC	InfraSource, LLC	N/A	Delaware	N/A	100%

InfraSource Transmission Services Company	Quanta Electric Power Services, LLC	C-16	Arizona	1	100%

InfraSource Underground Construction, Inc. (f/k/a Mueller Pipeliners, Inc.)	InfraSource, LLC	23	Delaware	1	100%

InfraSource Underground Services Canada, Inc.	InfraSource, LLC	1	Delaware	1	100%

Inline Devices, LLC	Mears Group, Inc.	N/A	Texas	N/A	100%

Intermountain Electric, Inc.	Quanta Electric Power Services, LLC	7	Colorado	1,000	100%

IonEarth LLC	Mears Group, Inc.	N/A	Michigan	N/A	100%

Irby Construction Company	Quanta Electric Power Services, LLC	3	Mississippi	1,000	100%

Island Mechanical Corporation	Underground Construction Co., Inc.	6-Non Voting=620 7-Voting=500	Hawaii	1,120	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

J.C.R. Construction Co., Inc.	Quanta Electric Power Services, LLC	3	New Hampshire	100	100%

JET Tank Service, LLC	Quanta Energy Services, LLC	N/A	Oklahoma	N/A	100%

J.W. Didado Electric, LLC	PAR Electrical Contractors, Inc.	N/A	Delaware	N/A	100%

Lazy Q Ranch, LLC	Quanta Asset Management LLC	N/A	Delaware	N/A	100%

Lindsey Electric, L.P.	North Houston Pole Line, L.P.	N/A	Texas	N/A	99.9%
	Mejia Personnel Services, Inc.	N/A	Texas	N/A	0.1%

Manuel Bros., Inc.	Quanta Electric Power Services, LLC	3	Delaware	1,000	100%

Mears Canada Corp.	Mears Group, Inc.	2=1 3=35 (unpledged) 4=64	Nova Scotia	100	100%

Mears Construction, LLC	InfraSource, LLC	N/A	Georgia	N/A	100%

Mears Group, Inc.	Quanta Energy Services, LLC	3	Delaware	1,000	100%

Mejia Personnel Services, Inc.	Quanta Electric Power Services, LLC	5	Texas	1,000	100%

Mercer Software Solutions, LLC	Quanta Energy Services, LLC	N/A	Texas	N/A	100%

Microline Technology Corporation	Mears Group, Inc.	5	Michigan	300	100%

M.J. Electric, LLC	Quanta Electric Power Services, LLC	N/A	Delaware	N/A	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

North Houston Pole Line, L.P.	Quanta Holdings 1 GP, LLC	N/A	Texas	N/A	99.9%
	Mejia Personnel Services, Inc.	N/A	Texas	N/A	0.1%

North Sky Engineering, Inc.	Quanta Electric Power Services, LLC	2	Delaware	1,000	100%

NorthStar Energy Services, Inc.	Quanta Energy Services, LLC	22	North Carolina	1,165	100%

Nova Constructors LLC	Nova Group, Inc.	N/A	Japan	N/A	100%

Nova Constructors LTD	Nova Group, Inc.	2=650 3=350 (unpledged)	England and Wales	1,000	100%

Nova Equipment Leasing, LLC	Nova Group, Inc.	N/A	Washington	N/A	100%

Nova Group, Inc.	Underground Construction Co., Inc.	92	California	2,517.13	100%

Nova NextGen Solutions, LLC	Quanta Services, Inc.	N/A	Delaware	N/A	100%

O. J. Pipelines Canada Corporation	Price Gregory International, Inc.	C-4=65 C-5=35 (unpledged)	New Brunswick	100	100%

PAR Electrical Contractors, Inc.	Quanta Electric Power Services, LLC	101	Missouri	200	100%

Performance Energy Services, L.L.C.	Quanta Energy Services, LLC	N/A	Louisiana	N/A	100%

Phoenix Power Group, Inc.	Quanta Electric Power Services, LLC	4	Delaware	100	100%

Potelco, Inc.	Quanta Electric Power Services, LLC	101	Washington	2	100%

POWERSTREAM, LLC	Quanta Electric Power Services, LLC	N/A	Delaware	N/A	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

Price Gregory Construction, Inc.	Price Gregory Services, LLC	19	Delaware	49,000	100%

Price Gregory International, Inc.	Price Gregory Services, LLC	4	Delaware	32,000	100%

Price Gregory Services, LLC	Quanta Energy Services, LLC	N/A	Delaware	N/A	100%

Probst Electric Inc.	Quanta Electric Power Services, LLC	13	Utah	1,000	100%

PWR Financial Company	Quanta Services, Inc.	1	Delaware	1,000	100%

PWR Network, LLC	PWR Financial Company	N/A	Delaware	N/A	100%

QPS Engineering, LLC	InfraSource, LLC	N/A	Delaware	N/A	100%

QSI Finance (Australia) Pty Ltd	QSI Finance I (US), Inc.	2=13,325,650 3=7,174,350 (unpledged)	Victoria, Australia	20,500,000	100%

QSI Finance I (US), Inc. (f/k/a Quanta LXII Acquisition, Inc.)	Quanta Services, Inc.	2	Delaware	1,000	100%

QSI Finance II (Australia) Pty Ltd	QSI Finance I (US), Inc.	1=650 2=350 (unpledged)	Victoria, Australia	1,000	100%

QSI Finance VII (Canada) Limited Partnership	QSI Finance V (US), LLP	6B = 143,610,444 7B=77,328,702 (unpledged)	British Columbia	Class B= 220,939,146 Class A= 221,161	99.9%

QSI Finance X (Canada) ULC	QSI Finance I (US), Inc.	2=65 3=35 (unpledged)	British Columbia	100	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

QSI, Inc.	Quanta Services, Inc.	3	Delaware	1,000	100%

Quanta Asset Management LLC	QSI, Inc.	N/A	Delaware	N/A	100%

Quanta Associates, L.P.	Quanta Asset Management, LLC	N/A	Texas	N/A	99.9%
	QSI, Inc.	N/A	Texas	N/A	0.1%

Quanta Capital Solutions, Inc. (f/k/a TTLP, Inc.)	Quanta Services, Inc.	2	Delaware	1,000	100%

Quanta Delaware, Inc.	QSI, Inc.	3	Delaware	1,000	100%

Quanta Electric Power Services, LLC	Quanta Services, Inc.	N/A	Delaware	N/A	100%

Quanta Energy Services, LLC	Quanta Services, Inc.	N/A	Delaware	N/A	100%

Quanta Field Services, LLC	Quanta Energy Services, LLC	N/A	Delaware	N/A	100%

Quanta Government Services, Inc.	Quanta Services, Inc.	2	Delaware	1,000	100%

Quanta Government Solutions, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta Holdings 1 GP, LLC	PWR Financial Company	N/A	Delaware	N/A	100%

Quanta International Services, Inc. (f/k/a QPC, Inc.)	Quanta Services, Inc.	2	Delaware	1,000	100%

Quanta LXVII Acquisition, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta LXVIII Acquisition, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta LXIX Acquisition, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

Quanta LXX Acquisition, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta LXXI Acquisition, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta LXXII Acquisition, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta LXXIII Acquisition, Inc.	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta Marine Services, LLC	Quanta Energy Services, LLC	N/A	Delaware	N/A	100%

Quanta Pipeline Services, Inc.	Quanta Energy Services, LLC	2	Delaware	1,000	100%

Quanta-Potelco Electrical Utilities, LLC	Potelco, Inc.	N/A	Delaware	N/A	100%

Quanta Power Generation, Inc.	Quanta Electric Power Services, LLC	2	Delaware	1,000	100%

Quanta Power, Inc.	Quanta Electric Power Services, LLC	2	Delaware	1,000	100%

Quanta Receivables, LP	Quanta Holdings 1 GP, LLC	N/A	Delaware	N/A	99.9%
	PWR Network, LLC	N/A	Delaware	N/A	0.1%

Quanta Services CC Canada Ltd.	QSI Finance V (US), LLP	17=98,361,924.765 18=52,964,113 (unpledged)	British Columbia	151,326,038.10	100%

Quanta Services Contracting, Inc. (f/k/a Quanta LVII Acquisition, Inc.)	Quanta Services, Inc.	1	Delaware	1,000	100%

Quanta Services Management Partnership, L.P.	Quanta Delaware, Inc.	N/A	Texas	N/A	99.9%
	QSI, Inc.	N/A	Texas	N/A	0.1%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

Quanta Services Netherlands B.V.	Quanta Services, Inc.	N/A	The Netherlands	18,000	100%

Quanta Services of Canada Ltd.	QSI Finance V (US), LLP	C-7=6 C-8=4 (unpledged) P-7=2,274 (non-voting) P-8=1,225 (non-voting)	British Columbia	C-10 P-3,499	100%

Quanta Technology, LLC	Quanta Electric Power Services, LLC	N/A	Delaware	N/A	100%

Quanta Technology Canada ULC	Quanta Services, Inc.	C-1=65 C-2=35 (unpledged)	British Columbia	100	100%

Quanta Utility Installation Company, Inc.	Quanta Electric Power Services, LLC	3	Delaware	1,000	100%

Quanta Utility Services of Canada, Inc.	Quanta Services, Inc.	1=65 2=35 (unpledged)	British Columbia	100	100%

Realtime Engineers, Inc. (f/k/a InfraSource Engineers, Inc.)	Realtime Utility Engineers, Inc.	1	Delaware	1	100%

Realtime Utility Engineers, Inc.	Quanta Electric Power Services, LLC	10	Wisconsin	200	100%

RMS Holdings, LLC	Quanta Energy Services, LLC	N/A	Delaware	N/A	100%

Road Bore Corporation	Underground Construction Co., Inc.	6-Non Voting=620 7-Voting=500	Hawaii	1,120	100%

SUBSIDIARY	OWNER	CERT. NO.	SUBSIDIARY’S JURISDICTION OF FORMATION	NO. OF SHARES OUT- STANDING	% OF OWNERSHIP INTEREST

Service Electric Company	Quanta Electric Power Services, LLC	2	Delaware	1,000	100%

Southwest Trenching Company, Inc.	North Houston Pole Line, L.P.	3	Texas	1,000	100%

Summit Line Construction, Inc.	Quanta Electric Power Services, LLC	C-5	Utah	1,000	100%

Sumter Utilities, Inc.	Quanta Electric Power Services, LLC	4	Delaware	1,000	100%

T. G. Mercer Consulting Services, Inc.	Quanta Energy Services, LLC	8	Texas	5,000	100%

The Ryan Company, Inc.	Quanta Electric Power Services, LLC	20	Massachusetts	1,000	100%

Tom Allen Constructon Company	Quanta Energy Services, LLC	3	Delaware	1,000	100%

Total Quality Management Services, LLC	VCS Sub, Inc.	N/A	Delaware	N/A	100%

Underground Construction Co., Inc.	Quanta Energy Services, LLC	3	Delaware	1,000	100%

Utilimap Corporation	Quanta Electric Power Services, LLC	19	Missouri	1,000	100%

Utility Line Management Services, Inc.	Quanta Electric Power Services, LLC	3	Delaware	1,000	100%

VCS Sub, Inc. (f/k/a Environmental Professional Consultants, Limited)	Quanta Services, Inc.	18	California	1,000,000	100%

Winco, Inc.	Quanta Electric Power Services, LLC	15	Oregon	100	100%

SCHEDULE 2.2(a)

Form of Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

the following shares of capital stock of                     , a                     corporation:

Number of Shares	Certificate Number

and irrevocably appoints                     its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

[HOLDER]

By:
Name:
Title: